UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 21, 2021

UWM Holdings Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Blvd E Pontiac, Michigan	48341
(Address of principal executive offices)	(Zip code)

(800) 981-8898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 22, 2021, UWM Holdings Corporation (formerly known as Gores Holdings IV, Inc.) (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 2.03, 3.01, 3.02, 4.01, 5.01, 5.02 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 3.03, 5.03 and 5.06 of Form 8-K.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference in this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On January 20, 2021, the Company’s board of directors (the “Board”) and the Company’s stockholders approved and adopted the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) and the Board approved and adopted the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), each as in effect immediately prior to the Closing.

Copies of the Amended and Restated Charter and the Amended and Restated Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to the Original Report on Form 8-K, respectively, and are incorporated herein by reference.

The material terms of each of the Amended and Restated Charter and the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the sections titled “Proposal No. 3—Approval of the Proposed Charter,” “Proposal No. 4—Approval of Certain Governance Provisions in the Proposed Charter” and “Description of Securities”, which information is incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section of the Proxy Statement entitled “Proposal No. 1—Approval of the Business Combination” beginning on page 137, which is incorporated herein by reference. In addition, the information set forth in the “Introductory Note” and in Item 2.01 of the Original Report are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of UWM Holdings Corporation.

3.2	Amended and Restated Bylaws of UWM Holdings Corporation.

3.3	First Amended and Restated Limited Liability Company Agreement of UWM Holdings, LLC, dated January 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 22, 2021

UWM HOLDINGS CORPORATION

By:	/s/ Timothy Forrester
Name:	Timothy Forrester
Title:	Chief Financial Officer

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